STATEMENTS OF NET ASSETS AVAILABLE FOR BENEFITS - Harris Teeter Supermarkets, Inc. Retirement and Savings Plan - USD ($)	Dec. 31, 2025	Dec. 31, 2024
ASSETS
Cash	$ 17,088	$ 3,897
Investment, at contract value	69,433,338	69,134,801
Investments, at fair value:
Investments, at fair value	1,493,824,156	1,298,714,273
Receivables:
Participant contributions	2,632,044	2,415,718
Employer contributions	4,411,798	5,820,902
Notes receivable from participants	36,933,468	34,714,457
Total Receivables	43,977,310	42,951,077
Total Assets	1,607,251,892	1,410,804,048
LIABILITIES
Administrative expenses payable	44,949	25,005
NET ASSETS AVAILABLE FOR BENEFITS	1,607,206,943	1,410,779,043
Mutual funds
Investments, at fair value:
Investments, at fair value	1,596,107	150,559,075
Common collective trust funds
Investments, at fair value:
Investments, at fair value	1,477,343,499	1,133,163,928
Kroger shares
Investments, at fair value:
Investments, at fair value	$ 14,884,550	$ 14,991,270